Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND

Supplement dated July 25, 2008, to the Prospectus dated December, 1, 2007, as previously supplemented

July 18, 2008.

Administrator Class

The following changes are effective July 25, 2008, for the Fund and share class listed above.

The following information replaces the section entitled “Fees and Expenses” for the Large Company Core Fund on page 19 of the Prospectus:

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund.

These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[1]	0.70%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.47%
Total Annual Fund Operating Expenses	1.17%
Fee Waivers	0.22%
Net Expenses[3]	0.95%

[1]

The following advisory fee schedule is charged to the Fund as a percentage of the Fund’s average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

[2]	Includes expenses payable to affiliates of Wells Fargo & Company.

[3]

The adviser has committed through November 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

•	Your investment has a 5% return each year;

•	You reinvest all distributions; and

•	The Fund’s operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual cost may be higher or lower than those shown below, based on these assumptions, your costs would be:

1 Year	$97
3 Years	$350
5 Years	$622
10 Years	$1,401

LCAM078/P103SP

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